UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 29, 2003

                                CenturyTel, Inc.

             (Exact name of registrant as specified in its charter)
                                       or

      [ ] Transition Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Commission File Number: 1-7784


                                CenturyTel, Inc.
             (Exact name of registrant as specified in its charter)



              Louisiana                                     72-0651161
   (State or other jurisdiction of                       (I.R.S. Employer
   incorporation or organization)                       Identification No.)

                  100 CenturyTel Drive, Monroe, Louisiana 71203
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (318) 388-9000


Item 5.       Other Events and Regulation FD Disclosure

         On August 26, 2003, we promoted two of our officers. Harvey P. Perry, Executive Vice President and Chief Administrative Officer, was named Vice Chairman of the Board, and Stacey W. Goff, formerly Assistant General Counsel, was named Senior Vice President, General Counsel and Secretary. For additional information, please see our attached press release and our updated bylaws.

Item 7(c).    Exhibits

              3.1    Registrant's Bylaws, as amended through August 26, 2003
              99.1   Registrant's press release dated August 29, 2003





                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          CENTURYTEL, INC.

                                      By: /s/ Neil A. Sweasy
                                          ---------------------
                                          Neil A. Sweasy
                                          Vice President and Controller